UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2009
 (Date of earliest event reported: July 24, 2009)

PHOENIX INTERNATIONAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

61B Industrial Parkway, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

(775) 882-9700
(Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                      Other Events

On July 24, 2009, Phoenix International Ventures, Inc. (the “Company”) held its 2009 Annual Meeting of Stockholders in Carson City, Nevada to consider and vote upon two proposals:  (i) to re-elect Zahir Teja and Neev Nissenson as the Company’s directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, and (ii) to ratify the Company’s Board of Director’s selection of Mark Bailey & Company, Ltd. as the Company’s independent auditors for the fiscal year ended December 31, 2009.  During the Annual Meeting, the Company’s stockholders approved both items.

Item 9.01                      Financial Statements and Exhibits.

(d)               Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix International Ventures, Inc.

Date: July 29, 2009	By:	/s/ Zahir Teja
Zahir Teja
President